Stein Roe Thematic Equity Funds

         Global Thematic Equity Fund
         European Thematic Equity Fund




Prospectus
March 1, 2002



THEMATIC EQUITY FUNDS



Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.






















STEIN ROE MUTUAL FUNDS
----------------------
Sensible Risks. Intelligent Investments.SM

Each fund section contains the following information specific to that fund: investment goal; principal investment strategies; principal investment risks; and your expenses.

Please keep this prospectus as your reference manual.

1        Global Thematic Equity Fund

8        European Thematic Equity Fund

15       Financial Highlights

17       Your Account
17                  Purchasing Shares
19                  Opening an Account
20                  Determining Share Price
21                  Selling Shares
24                  Exchanging Shares
24                  Fund Policy on Trading of Fund Shares
25                  Reporting to Shareholders
25                  Dividends and Distributions

27       Other Investment Strategies and Risks
27                  Futures and Options
27                  Short Sales
28                  Portfolio Turnover
28                  Temporary Defensive Positions
28                  Interfund Lending Program
28                  Purchase and Sale Decisions

30       The Funds' Management
30                  Investment Advisor and Subadvisor

31         For More Information
















Please keep this prospectus as your reference manual

Global Thematic Equity Fund

Investment Goal Stein Roe Global Thematic Equity Fund seeks long-term growth of capital.

Principal Investment Strategies The Global Thematic Equity Fund seeks to achieve its investment goal by investing at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of U.S. and foreign companies. The companies in which the Fund invests generally have market capitalizations greater than $2.5 billion. Under normal circumstances, the Fund will be invested in equity securities of issuers in at least three countries including the U.S. The Fund seeks to outperform the Morgan Stanley Capital International World Index (MSCI World Index) by employing a thematic investing strategy.

         Thematic Investing. The Fund's investment subadvisor, Nordea Investment Management North America, Inc. (Nordea), uses a thematic strategy that is based on the belief that structural change in the global economy is the most important factor underlying individual company performance. The thematic approach combines top-down fundamental analysis of global structural changes with bottom-up stock picking based on the traditional considerations such as competitive advantage (for example, above-average cash flows), company strategy, industry dynamics and other factors that point to the return potential of a particular company. The subadvisor's portfolio management team has identified three core structural changes it currently views as driving the evolution of the global economy:

o        demographic change,
o        technological revolution, and
o        globalization.

         The implications of structural change, and the portfolio managers' understanding of those implications, are the basis for defining the themes that govern the stock selection process. An implication of demographic change, for example, is that people are living longer and more active lives. As a result, there is a need for adequate income in the retirement years. Underfunded public pension systems alone cannot meet this need and, as a consequence, demand for supplemental private investment products is likely to rise. This is the genesis of the Saving for Retirement theme. Following such a theme, the portfolio management team might consider investing in firms that provide retirement products. In so doing, the portfolio management team would look for the most promising companies providing these services and would apply a rigorous, disciplined approach in gauging the companies' prospects. Another theme that might derive from this implication, Longer Life - Better Life, would center on the growing demand for products and services that enhance the quality of life in the retirement years. Following this theme, the portfolio management team would invest in companies that provide entertainment, pharmaceutical, leisure and other products that are likely to be demanded at a later and perhaps also wealthier stage of life.

         The thematic approach focuses on identifying and investing in individual companies that are best positioned to benefit from a particular theme, rather than on simply identifying and investing in the most promising region or sector. The portfolio management team may sell an individual holding if a change in the strategic direction or management of a company casts doubt on that company's continued ability to capitalize on a theme, and may consider selling holdings in all companies thought to be theme beneficiaries if the implications of a structural change no longer support that theme.

         The portfolio management team also monitors regional and sector weightings in the risk management and optimization process to ensure that the Fund's sector and regional exposure does not deviate significantly from that of the Fund's benchmark (the MSCI World Index).

Principal Investment Risks The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its goal. You may lose money by investing in the Fund.

         Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

         Equity Risk

         Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

         Foreign Securities

         Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell them at desirable prices. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include: possible delays in settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

         An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program.

         For more information on the Fund's investment techniques, please refer to "Other Investment Strategies and Risks."

         Who Should Invest in the Fund?

         You may want to invest in Global Thematic Equity Fund if you:
o are interested in investing in companies throughout the world and can tolerate the greater share price volatility that accompanies international investing
o want an international fund that is broadly diversified among countries and companies
o are a long-term investor and can afford to potentially lose money on your investment

         Global Thematic Equity Fund is not appropriate for investors who:
o        want to avoid volatility or possible losses
o        are saving for a short-term investment
o        need regular current income
o        are not interested in generating taxable current income

Fund Performance
         The following charts show the Fund's performance for the calendar year through Dec. 31, 2001. The returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.

         Year-by-Year Total Returns

         Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.

[bar chart]
2001   -16.49

For period shown in bar chart:
Best quarter: 4th  quarter 2001, +11.46%
Worst quarter: 3rd  quarter 2001, -17.14%

         Average Annual Total Returns

         Average annual total returns are a measure of the Fund's average performance over the past one-year and life of fund periods. They include the effects of Fund expenses. The Fund's returns are compared to the MSCI World Index an unmanaged group of world stocks that differs from the Fund's composition. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

         After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       Periods ending December 31, 2001
                                     Inception Date
         Global Thematic Equity Fund   1/2/01                          1 yr                 Life of Fund
         Return Before Taxes                                          -16.49                   -16.49
         Return After Taxes on Distributions                          -16.49                   -16.49
         Return After Taxes on Distributions and Sale of
         Fund Shares                                                  -10.04                   -10.04
         MSCI World Index                                             -16.82                   -16.82*

* MSCI World Index performance is from December 31, 2000.

Your Expenses Expenses are one of several factors to consider before you invest in a mutual fund. This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund pays fees and other expenses that reduce your investment return.

         SHAREHOLDER FEES (a)
         (expenses that are deducted from your account)
         Redemption fee (as a percentage of amount redeemed)               1.00%

         ANNUAL FUND OPERATING EXPENSES (b)
         (expenses that are deducted from Fund assets)
         Management fees(c)                                                1.00%
         Distribution (12b-1) fees                                          None
         Other expenses                                                    6.14%
         Total annual fund operating expenses(d)                           7.14%

         (a) A 1% redemption fee, retained by the Fund, is imposed only on redemptions of Fund shares held less than 90 days. See "Your Account - Selling Shares - Redemption Fee." There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.
         (b) Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.
         (c) The Fund pays a management fee of 0.85% and an administrative fee of 0.15%. The Fund's investment advisor pays Nordea a subadvisory fee of 0.60% for managing the assets of the Fund.
         (d) The Fund's investment advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for other expenses so that total annual fund operating expenses do not exceed 1.60%. As a result, the actual management fee would be 0.00%, other expenses would be 1.60% and total annual fund operating expenses would be 1.60%. This arrangement may be modified or terminated by the Fund's investment advisor at any time. A reimbursement lowers the expense ratio and increases overall return to investors.

       Expense Example

       This example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the same hypothetical assumptions that other funds use in their prospectuses:
o        $10,000 initial investment
o        5% return each year
o        Fund operating expenses remain the same
o        Assumes reinvestment of all dividends and distributions
o        Redemption at the end of each time period

       Your actual costs may be higher or lower because in reality fund returns and operating expenses change. Expenses based on these assumptions are:


                                          1 yr      3 yrs      5 yrs      10 yrs
       Global Thematic Equity Fund        $706      $2,074     $3,384     $6,421

European Thematic Equity Fund

Investment Goal Stein Roe European Thematic Equity Fund seeks long-term growth of capital.

Principal Investment Strategies The European Thematic Equity Fund seeks to achieve its investment goal by investing at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of European companies of all sizes, including small and mid-sized companies. Under normal circumstances, the Fund will be substantially invested in equity securities of issuers of developed European countries. The Fund seeks to outperform the Morgan Stanley Capital International Europe Index (MSCI Europe Index) by employing a thematic investing strategy.

         Thematic Investing. The Fund's investment subadvisor, Nordea Investment Management North America, Inc. (Nordea), uses a thematic strategy that is based on the belief that structural change in the global economy is the most important factor underlying individual company performance. The thematic approach combines top-down fundamental analysis of global structural changes with bottom-up stock picking based on the traditional considerations such as competitive advantage (for example, above-average cash flows), company strategy, industry dynamics and other factors that point to the return potential of a particular company. The subadvisor's portfolio management team has identified three core structural changes it currently views as driving the evolution of the global economy:

o        demographic change,
o        technological revolution, and
o        globalization.

         The implications of structural change, and the portfolio managers' understanding of those implications, are the basis for defining the themes that govern the stock selection process. An implication of demographic change, for example, is that people are living longer and more active lives. As a result, there is a need for adequate income in the retirement years. Underfunded public pension systems alone cannot meet this need and, as a consequence, demand for supplemental private investment products is likely to rise. This is the genesis of the Saving for Retirement theme. Following such a theme, the portfolio management team might consider investing in firms that provide retirement products. In so doing, the portfolio management team would look for the most promising companies providing these services and would apply a rigorous, disciplined approach in gauging the companies' prospects. Another theme that might derive from this implication, Longer Life - Better Life, would center on the growing demand for products and services that enhance the quality of life in the retirement years. Following this theme, the portfolio management team would invest in companies that provide entertainment, pharmaceutical, leisure and other products that are likely to be demanded at a later and perhaps also wealthier stage of life.

         The thematic approach focuses on identifying and investing in individual companies that are best positioned to benefit from a particular theme, rather than on simply identifying and investing in the most promising region or sector. The portfolio management team may sell an individual holding if a change in the strategic direction or management of a company casts doubt on that company's continued ability to capitalize on a theme, and may consider selling holdings in all companies thought to be theme beneficiaries if the implications of a structural change no longer support that theme.

         The portfolio management team also monitors regional and sector weightings in the risk management and optimization process to ensure that the Fund's sector and regional exposure does not deviate significantly from that of the Fund's benchmark (the MSCI Europe Index).

Principal Investment Risks The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its goal. You may lose money by investing in the Fund.

         Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds. Equity Risk

         Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

         Foreign Securities

         Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell them at desirable prices. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include: possible delays in settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

         Small Cap and Mid Cap Companies

         Small cap and mid cap companies are more likely than large companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of small and mid-size companies may trade less frequently, in smaller volumes and fluctuate more sharply in price than stocks of large companies. In addition, they may not be widely followed by the investment community, which can lower demand for their stock.

         An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program.

         For more information on the Fund's investment techniques, please refer to "Other Investment Strategies and Risks."

         Who Should Invest in the Fund?

         You may want to invest in European Thematic Equity Fund if you:
o can tolerate the greater share price volatility that accompanies international investing o want an international fund that emphasizes investment in European companies o are a long-term investor and can afford to potentially lose money on your investment

         European Thematic Equity Fund is not appropriate for investors who:
o        want to avoid volatility or possible losses
o        are saving for a short-term investment
o        need regular current income
o        are not interested in generating taxable current income

Fund PerformanceThe following charts show the Fund's performance for the calendar year through Dec. 31, 2001. The returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.

         Year-by-Year Total Returns

         Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.

[bar chart]
2001   -21.61

For period shown in bar chart:
Best quarter: 4th quarter 2001, +9.61%
Worst quarter: 1st quarter 2001, -15.72%

         Average Annual Total Returns

         Average annual total returns are a measure of the Fund's average performance over the past one-year and life of fund periods. They include the effects of Fund expenses. The Fund's returns are compared to the MSCI Europe Index an unmanaged group of european stocks that differs from the Fund's composition. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

         After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                      Periods ending December 31, 2001

         Inception Date
         European Thematic Equity Fund  1/2/01                         1 yr             Life of Fund
         Return Before Taxes                                          -21.61               -21.61
         Return After Taxes on Distributions                          -21.65               -21.65
         Return After Taxes on Distributions and Sale of
         Fund Shares                                                  -13.16               -13.16
         MSCI Europe Index                                            -19.90               -19.90

* MSCI Europe Index performance is from December 31, 2000.

Your Expenses Expenses are one of several factors to consider before you invest in a mutual fund. This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund pays fees and other expenses that reduce your investment return.

         SHAREHOLDER FEES (a)
         (expenses that are deducted from your account)
         Redemption fee (as a percentage of amount redeemed)         1.00%

         ANNUAL FUND OPERATING EXPENSES (b)
         (expenses that are deducted from Fund assets)
         Management fees(c)                                          1.00%
         Distribution (12b-1) fees                                   None
         Other expenses                                              6.17%
         Total annual fund operating expenses(d)                     7.17%

         (a) A 1% redemption fee, retained by the Fund, is imposed only on redemptions of Fund shares held less than 90 days. See "Your Account - Selling Shares - Redemption Fee." There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.
         (b) Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.
         (c) The Fund pays a management fee of 0.85% and an administrative fee of 0.15%. The Fund's investment advisor pays Nordea a subadvisory fee of 0.60% for managing the assets of the Fund.
         (d) The Fund's investment advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for other expenses so that total annual fund operating expenses do not exceed 1.60%. As a result, the actual management fee would be 0.00%, other expenses would be 1.60% and total annual fund operating expenses would be 1.60%. This arrangement may be modified or terminated by the Fund's investment advisor at any time. A reimbursement lowers the expense ratio and increases overall return to investors.

       Expense Example

       This example compares the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the same hypothetical assumptions that other funds use in their prospectuses:
o        $10,000 initial investment
o        5% return each year
o        Fund operating expenses remain the same
o        Assumes reinvestment of all dividends and distributions
o        Redemption at the end of each time period

       Your actual costs may be higher or lower because in reality fund returns and operating expenses change. Expenses based on these assumptions are:


                                          1 yr      3 yrs      5 yrs      10 yrs
        European Thematic Equity Fund     $709      $2,082     $3,396     $6,438

                              Financial Highlights

The financial highlights table is intended to help you understand the Funds' financial performance. Information is shown for the Funds' fiscal years since inception, which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information is included in the Funds' financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, is included in the Funds' annual report. You can request a free annual report by calling 800-338-2550.

                           Global Thematic Equity Fund


PER SHARE DATA
                                                       Period ended
                                                      October 31, (a)
                                                ........................

                                                           2001
Net asset value, Beginning of Period                      10.13
                                                          -----

Income from Investment Operations($):
Net investment loss (b)                                   (0.03)
Net realized and unrealized loss on investments
and foreign currency                                      (2.32)
                                                          ------
Total Income from Investment Operations                   (2.35)
                                                          ------

Net asset value, End of Period ($)                         7.78
                                                           ====
Total return (%)(c)(f)                                   (23.20)
                                                         -------

Ratios to Average Net Assets (%):
Expenses (d)(e)                                            1.60
Net investment loss (d)(e)                                (0.40)
Fees and expenses waived or borne by the Advisor
(d)                                                        5.54
Portfolio turnover (c)                                       15
Net assets, end of period (000)($)                        1,594

(a)  The Fund commenced operations on January 2, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Not annualized.
(d)  Annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact. (f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

                          European Thematic Equity Fund


PER SHARE DATA
                                                           Period ended
                                                          October 31, (a)
                                                  ............................

                                                             2001
Net asset value, Beginning of Period                        10.18
                                                            -----

Income from Investment Operations($):
Net investment income (b)                                    0.05
Net realized and unrealized loss on investments
and foreign currency                                        (2.77)
                                                            ------
Total Income from Investment Operations                     (2.72)
                                                            ------

Net asset value, End of Period ($)                           7.46
                                                             ====
Total return (%)(c)(f)                                     (26.72)
                                                           -------

Ratios to Average Net Assets (%):
Expenses (d)(e)                                              1.60
Net investment income (d)(e)                                 0.71
Fees and expenses waived or borne by the Advisor
                                                             5.57
Portfolio turnover (c)                                         33
Net assets, end of period (000)($)                          1,175

(a)  The Fund commenced operations on January 2, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Not annualized.
(d)  Annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact. (f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

 Your Account

Purchasing Shares
         You will not pay a sales charge when you purchase Fund shares. Your purchases are made at the net asset value next determined after the Fund receives your check, wire transfer or electronic transfer. If a Fund receives your check, wire transfer or electronic transfer after the close of regular trading on the New York Stock Exchange
         (NYSE)--normally 4 p.m. Eastern time--your purchase is effective on the next business day.

         Purchases through Third Parties

         If you purchase Fund shares through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Funds offer. There are no charges or limitations if you purchase shares directly from a Fund, except those fees described in this prospectus.

         If an intermediary is an agent or designee of the Funds, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

         Conditions of Purchase

         An order to purchase Fund shares is not binding unless and until an authorized officer, agent or designee of the Fund accepts it. Once we accept your purchase order, you may not cancel or revoke it; however, you may redeem your shares. A Fund may reject any purchase order if it determines that the order is not in the best interests of the Fund and its investors. A Fund may waive or lower its investment minimums for any reason. If you participate in the Stein Roe CounselorSM program or are a client of Stein Roe Investment Counsel, the minimum initial investment is determined by those programs.

                                           ACCOUNT MINIMUMS
                                               Minimum to Open an    Minimum Addition  Minimum Balance
Type of Account                                      Account
Regular                                               $2,500                $100           $1,000

Custodial (UGMA/UTMA)                                 $1,000                $100           $1,000

Automatic Investment Plan                             $1,000                 $50               --

Roth and Traditional IRA                                $500                 $50             $500

Educational IRA                                         $500                 $50*            $500

       *Maximum $2,000 contribution per year per child.

Opening an Account

                          BY MAIL:                                      BY WIRE:
Opening an Account        Complete the application.                     Mail your application to the address listed
                          Make check payable to Stein Roe Mutual        on the left, then call 800-338-2550 to
                          Funds.                                        obtain an account number.  Include your
                                                                        Social Security Number.  To wire funds, use
                          Mail application and check to:                the instructions below.
                              Stein Roe Mutual Funds
                              P.O. Box 8900                             Fund Numbers:
                              Boston, MA 02205-8900                     42  Global Thematic Equity Fund
                                                                        41  European Thematic Equity Fund
                          Overnight address:
                              Stein Roe Mutual Funds
                              One Financial Center, 10th Floor
                              Boston, MA  02111-2621


Adding to an Account      Make check payable to Stein Roe Mutual        Wire funds to:
                          Funds.  Be sure to write your account            Fleet Boston
                          number on the check.                             ABA:  011000390
                                                                           Attn: Liberty Funds Services, Inc.,
                          Fill out investment slip (stub from your            Account No. 98227776
                          statement or confirmation) or include a          Fund No. __; Stein Roe ____ Fund
                          note indicating the amount of your               Your name (exactly as in the
                          purchase, your account number, and the name         registration).
                          in which your account is registered.             Your Fund account number.

                          Mail check with investment slip or note to the address above.


                     BY ELECTRONIC FUNDS TRANSFER:                                              THROUGH AN
                                                            BY EXCHANGE:                        INTERMEDIARY:

Opening an Account   You cannot open a new account via      By mail, phone, or web.             Contact your financial
                     electronic transfer.                                                       professional.

Adding to an         Call 800-338-2550 to make your         By mail, phone, or web.             Contact your financial
Account              purchase.  To set up prescheduled                                          professional.
                     purchases, be sure to elect the Automatic Investment Plan
                     (Stein Roe AssetSM Builder) option on your application.

         All checks must be made payable in U.S. dollars and drawn on U.S. banks.  Money orders and third-party checks will not be accepted.

Determining Share Price A Fund's share price is its net asset value next determined. Net asset value is the difference between the values of a Fund's assets and liabilities divided by the number of shares outstanding. We determine net asset value at the close of regular trading on the NYSE--normally 4 p.m. Eastern time, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the NYSE will be priced at the time of the market on which they trade. If you place an order after that time, you receive the share price determined on the next business day.

         To calculate the net asset value on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales that day, we value the security at the most recently quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sale price for that day. We value all other over-the-counter securities that have reliable quotes at the latest quoted bid price.

         We value securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

         We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. Foreign securities may trade on days when the NYSE is closed. We will not price shares on days that the NYSE is closed for trading. You will not be able to purchase or redeem shares until the next NYSE-trading day.

Selling Shares You may sell your shares any day the Funds are open for business. Please follow the instructions below.

                                                  SELLING SHARES
BY MAIL: Send a letter of instruction, in English, including your account number and the dollar value or number of shares you wish to sell. Sign the request exactly as the account is registered. A signature guarantee may be required; Please call 800-338-2550 to confirm. All supporting legal documents as required from executors, trustees, administrators, or others acting on accounts not registered in their names, must accompany the request. We will mail the check to your registered address.

BY PHONE:  You may sell your shares by telephone and request that a check be sent to your address of record by calling 800-338-2550, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone redemptions is $100,000 in a 30-day period. This feature is automatically added to your account.

BY WIRE: Fill out the appropriate areas of the account application for this feature. Proceeds of $1,000 or more (no maximum) may be wired to your predesignated bank account. Call 800-338-2550 to give instructions to Stein Roe. There is a $7 charge for wiring redemption proceeds to your bank.

BY ELECTRONIC Fill out the appropriate areas of the account application for
TRANSFER:     this feature. To request an electronic transfer (not less than
              $50; not more than $100,000), call 800-338-2550. We will transfer your sale proceeds electronically to your bank. The bank must be a member of the Automated Clearing House (ACH).

BY EXCHANGE:  Call 800-338-2550 to exchange any portion of your Fund shares for shares in any other Stein Roe no-load fund.

BY AUTOMATIC  Send a letter of instruction, in English, including your account
EXCHANGE:     number and the amount to be exchanged to each Fund. Redeem a fixed amount on a regular basis (not less than $50 per month; not more than $100,000) from a Fund for investment in another Stein Roe no-load fund.

BY WEB: You may sell your shares through the Internet and request the proceeds be sent to your address of record or to your pre-designated bank on record via ACH or exchange your shares to any other Stein Roe no-load fund.

         What You Need to Know When Selling Shares

         Once we receive and accept your order to sell shares, you may not cancel or revoke it. We cannot accept an order to sell that specifies a particular date or price or any other special conditions. If you have any questions about the requirements for selling your shares, please call 800-338-2550 before submitting your order.

         A Fund redeems shares at the net asset value next determined after an order has been accepted. We mail proceeds within seven days after the sale. The Funds normally pay wire redemption or electronic transfer proceeds on the next business day.

         We will not pay sale proceeds until your shares are paid for. If you attempt to sell shares purchased by check or electronic transfer within 15 days of the purchase date, we will delay sending the sale proceeds until we can verify that those shares are paid for. You may avoid this delay by purchasing shares by a federal funds wire.

         We use procedures reasonably designed to confirm that telephone instructions are genuine. These include recording the conversation, testing the identity of the caller by asking for account information, and sending prompt written confirmation of the transaction to the shareholder of record. If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

         If the amount you redeem is in excess of the lesser of (1) $250,000 or
         (2) 1% of a Fund's assets, the Fund may pay the redemption "in kind." This is payment in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities.

         Involuntary Redemption

         Except with respect to IRA accounts, if your account value falls below $1,000 (other than as a result of depreciation in share value), the Fund may redeem your shares and send the proceeds to the registered address. You will receive notice 30 days before this happens.

         Redemption Fee

         The Funds charge a 1% redemption fee on sales of Fund shares that you have held for less than 90 days. The fee is retained by the Fund for the benefit of the remaining shareholders. The fee is waived for shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keough accounts, and Stein Roe Profit Sharing and Money Purchase Pension Plans. The fee waiver may not apply to shares purchased through an intermediary maintaining an omnibus account with the Fund. Before purchasing shares, please check with your account representative concerning the availability of the waiver. The fee waiver does not apply to IRA and SEP-IRA accounts. The redemption fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee does not benefit Stein Roe in any way. The Fund may modify the terms of, terminate, or waive this fee at any time.

         Low Balance Fee

         Due to the expense of maintaining accounts with low balances, if your account balance falls below $2,000 ($800 for custodial accounts), you will be charged a low balance fee of $5 per quarter. The low balance fee does not apply to: (1) shareholders whose accounts in the Stein Roe Funds total $50,000 or more; (2) Stein Roe IRAs; (3) other Stein Roe prototype retirement plans; (4) accounts with automatic investment plans (unless regular investments have been discontinued); or (5) omnibus or nominee accounts. A Fund can waive the fee, at its discretion, in the event of significant market corrections.

Exchanging Shares
         You may exchange Fund shares for shares of other Stein Roe no-load funds. Call 800-338-2550 to request a prospectus and application for the fund you wish to exchange into. Please be sure to read the prospectus carefully before you exchange your shares.

         The account you exchange into must be registered exactly the same as the account you exchange from. You must meet all investment minimum requirements for the fund you wish to exchange into before we can process your exchange transaction.

         An exchange is a redemption and purchase of shares for tax purposes, and you may realize a gain or a loss when you exchange Fund shares for shares of another fund.

         We may change, suspend or eliminate the exchange service after notification to you.

         Generally, we limit you to four telephone exchange "roundtrips" per year. A roundtrip is an exchange out of a Fund into another Stein Roe no-load fund and then back to that Fund.

Fund Policy on Trading of Fund Shares
         The Funds do not permit short-term or excessive trading in their shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Funds, the Funds reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to a Fund. The fund into which you would like to exchange also may reject your request.

Reporting to Shareholders
         To reduce the volume of mail you receive, only one copy of certain materials, such as shareholder reports, will be mailed to your household (same address). Please call 800-338-2550 if you want to receive additional copies free of charge. This policy may not apply if you purchase shares through an intermediary.

Dividends and Distributions
         Each Fund distributes, at least once a year, virtually all of its net investment income and net realized capital gains, including short-term capital gains.

         A dividend from net investment income represents the income a Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses.

         A capital gain is the increase in value of a security that the Fund holds. The gain is "unrealized" until the security is sold. Each realized capital gain is either short term or long term depending on whether the Fund held the security for one year or less or more than one year, regardless of how long you have held your Fund shares.

         When a Fund makes a distribution of income or capital gains, the distribution is automatically invested in additional shares of that Fund unless you elect on the account application to have distributions paid by check.

-------------------------------------------------------------------------------
[callout]
-------------------------------------------------------------------------------
OPTIONS FOR RECEIVING DISTRIBUTION AND REDEMPTION PROCEEDS:
o        by check
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
o        by electronic transfer into your bank account
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
o        a purchase of shares of another Stein Roe fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
o        a purchase of shares in a Stein Roe fund account of another person
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
[/callout]
-------------------------------------------------------------------------------

         Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and a distribution check is returned to a Fund as undeliverable, or if you do not present a distribution check for payment within six months, we will change the distribution option on your account and reinvest the proceeds of the check in additional shares of that Fund. All subsequent distributions will be reinvested. You will not receive any interest on amounts represented by uncashed distribution or redemption checks.

         Tax Consequences

         Unless you are an entity exempt from income taxes, you are subject to federal income tax on both dividends and capital gains distributions whether you elect to receive them in cash or reinvest them in additional Fund shares. If a Fund declares a distribution in October, November or December, but does not pay it until after December 31 but on or before the next January 31, you will be taxed as if the distribution were paid on December 31. Stein Roe will process your distributions and send you a statement for tax purposes each year showing the source of distributions for the preceding year.

TRANSACTION                                         TAX STATUS

Income dividend                                   Ordinary income

Short-term capital gain distribution              Ordinary income

Long-term capital gain distribution               Long-term capital gain

Sale of shares owned one year or less             Short-term gain is taxed as
                                                  ordinary income; loss is
                                                  subject to special rules

Sale of shares owned more than one year           Long-term capital gain or loss
---------------------------------------          -------------------------------

         In addition to the dividends and capital gains distributions made by a Fund, you may realize a capital gain or loss when selling or exchanging Fund shares. Such transactions may be subject to federal income tax.

         This tax information provides only a general overview. It does not apply if you invest in a tax-deferred retirement account such as an IRA. Please consult your own tax adviser about the tax consequences of an investment in a Fund.

Other Investment Strategies and Risks

         The Funds' principal investment strategies and their associated risks are described above. This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Funds' shareholders is not required to modify or change any of the Funds' investment goals or any of their investment strategies.


Futures and Options
         The Funds may use futures to gain exposure to groups of stocks or individual issuers. The Funds may also use futures to invest cash pending direct investments in stocks and to enhance their return. The Funds may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. Futures and options are efficient since they typically cost less than direct investments in the underlying securities. However, the Funds can lose money if the portfolio manager does not correctly anticipate the market movements of those underlying securities.

Short Sales
         The Funds may make short sales of securities. Short selling involves the sale of borrowed securities. When a Fund thinks the price of a stock will decline, it borrows the stock and then sells the borrowed stock. When a Fund has to return the borrowed stock, it tries to buy the stock at a lower price. If the Fund is successful, it has a capital gain. If the Fund is unsuccessful and buys the stock at a higher price than the price at which it sold the stock, the Fund has a capital loss. A Fund's capital gains and losses may result in federal income tax consequences to the Fund's shareholders. Short selling involves certain risks. A Fund could have a loss if the borrowed security increases in value and if the purchased security declines in value.

Portfolio Turnover
         There are no limits on turnover. Turnover may vary significantly from year to year. Nordea does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment although, to a limited extent, they may purchase securities (including securities purchased in initial public offerings) in anticipation of relatively short-term price gains. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's return.

Temporary Defensive Positions
         When Nordea believes that a temporary defensive position is necessary, a Fund may invest, without limit, in high-quality debt securities or hold assets in cash and cash equivalents. Nordea is not required to take a temporary defensive position, and market conditions may prevent such an action. A Fund may not achieve its investment objective if it takes a temporary defensive position.

Interfund Lending Program
         The Funds may lend money to and borrow money from other funds advised by Stein Roe. They will do so when Stein Roe believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

Purchase and Sale Decisions Nordea's portfolio managers review holdings in terms of five key elements:

         Investment Alternatives. Nordea regularly monitors investment holdings to ensure that the stocks selected reflect the most attractive risk-return profiles for the portfolio. The portfolio managers work to maintain a constant number of stocks in the portfolio: one stock "in" usually results in one stock "out." New stock ideas are introduced and discussed continuously as alternatives to existing holdings.

         Ability to Capitalize on a Theme. A company's ability to capitalize on a theme is equally important in Nordea's buy and sell disciplines. News indicating a significant change in a company's strategy or management priorities leads to a review of the company by the portfolio managers. Nordea also meets periodically with company management to verify the portfolio managers' assessment of a company's strategic direction and management's ability to maintain it. Should further analysis lead to doubt as to a company's continued ability to capitalize on a theme, Nordea may sell the security.

         Theme Deterioration. If a theme deteriorates, all stocks previously characterized as beneficiaries of that theme are reviewed. If no other theme is shown to be driving an individual stock, Nordea will sell the stock.

         Price Capitalization. Price movements of individual stocks are reviewed by the team on a weekly basis. Large price movements lead to further review and analysis of the stock's risk-return profile and the fundamentals of the underlying company. Negative indications from any of these factors may lead to a sale.

         Portfolio Optimization and Risk Control. The portfolio managers also identify potential sell candidates through monthly risk-optimization analysis. By evaluating the risk related to market expectations and valuations against corresponding consensus risk and valuation estimates developed by Nordea, the portfolio managers are able to apply a robust analytic overlay in decisions to increase or decrease holdings in the portfolio.

The Funds' Management

Investment Advisor and Subadvisor Stein Roe & Farnham Incorporated (Stein Roe),
         One South Wacker Drive, Chicago, IL 60606, is the investment advisor for the Funds and receives an advisory fee from each Fund equal to 0.85% of the average daily net asset value of each Fund. Stein Roe (and its predecessor) has advised and managed mutual funds since 1949. As of January 31, 2002, Stein Roe managed assets totalling $16. Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. These Columbia Management entities are managed by a single management team. Stein Roe and these other legal entities also share personnel, facilities, and systems that may be used in providing administrative or operational services to the Funds.

         Nordea Investment Management North America, Inc. (Nordea), which is located at 13-15 West 54th Street, New York, NY 10019, serves as the investment subadvisor for the Funds and manages the day-to-day investment operations of the Funds. Stein Roe pays Nordea a subadvisory fee equal to 0.60% of the average daily net asset value of each Fund. Nordea, a registered investment advisor since 2001, replaced Nordea Securities, Inc. (NSI) as the investment subadvisor for the Funds effective January 1, 2002. Nordea is an indirect, wholly owned subsidiary of Nordea AB (formerly Nordic Baltic Holding Group), one of Scandinavia's leading financial institutions. As part of an internal reorganization, Nordea AB created Nordea to assume the investment management business of NSI. Nordea manages and operates its investment management business in substantially the same manner as NSI managed and operated its investment management business. The same personnel who performed investment management functions for the Funds at NSI continue to perform those functions on behalf of Nordea. Nordea's investment decisions for each Fund are made by an investment team. Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a subadvisory basis. As of January 31, 2002, Nordea managed assets totalling $28.3 billion.

Additional information about the Funds is available in the Funds' semi-annual and annual reports to shareholders. The annual reports contain a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Funds' Statement of Additional Information (SAI) for more information on the Funds and the securities in which they invest. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus and you are deemed to have been told of its contents.

To obtain free copies of the Funds' semiannual and annual reports, latest quarterly profile, or the SAI or to request other information about the Funds, write or call:

Stein Roe Mutual Funds
One Financial Center
Boston, MA  02111
800-338-2550
www.steinroe.com

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


Investment Company Act file number:
 Liberty-Stein Roe Funds Investment Trust:  811-04978
o        Stein Roe Global Thematic Equity Fund
o        Stein Roe European Thematic Equity Fund




                         LIBERTY FUNDS DISTRIBUTOR, INC.


DIR-01/933I-0202

             Statement of Additional Information Dated March 1, 2002

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                   One Financial Center, Boston, MA 02111-2621
                                  800-338-2550


                      Stein Roe Global Thematic Equity Fund
                     Stein Roe European Thematic Equity Fund

         This Statement of Additional Information ("SAI") is not a prospectus, but provides additional information that should be read in conjunction with the Funds' prospectus dated March 1, 2002, and any supplements thereto ("Prospectus"). Financial statements, which are contained in the Funds' October 31, 2001, Annual Reports, are incorporated by reference into this SAI. The Prospectus may be obtained at no charge by telephoning 800-338-2550.


                                TABLE OF CONTENTS
                                                                            Page
General Information and History................................................2
Investment Policies............................................................3
Portfolio Investments and Strategies...........................................3
Investment Restrictions.......................................................19
Additional Investment Considerations..........................................20
Purchases and Redemptions.....................................................21
Trustees and Officers.........................................................25
Codes of Ethics...............................................................34
Financial Statements..........................................................34
Principal Shareholders........................................................34
Investment Advisory and Other Services........................................35
Distributor...................................................................38
Transfer Agent................................................................38
Custodian.....................................................................39
Independent Auditors..........................................................40
Portfolio Transactions........................................................40
Additional Income Tax Considerations..........................................41
Investment Performance........................................................42
Appendix--Ratings.............................................................47






DIR-16/934I-0202

                         GENERAL INFORMATION AND HISTORY

         Stein Roe Global Thematic Equity Fund and Stein Roe European Thematic Equity Fund (the "Funds," and each a "Fund"), the mutual funds described in this SAI, are separate series of Liberty-Stein Roe Funds Investment Trust (the "Trust"). The Funds commenced operations on January 2, 2001.

         On February 1, 1996, the name of the Trust was changed to separate "SteinRoe" into two words. The name of the Trust was changed on October 18, 1999, from "Stein Roe Investment Trust" to "Liberty-Stein Roe Funds Investment Trust."

         The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series each with one or more classes of shares, as the Board may authorize. Currently, 10 series are authorized and outstanding. Each series invests in a separate portfolio of securities and other assets, with its own objectives and policies.

         Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the Trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations. The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

         Each share of a series (or class thereof) is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series (or class thereof), and all shares of a series have equal rights in the event of liquidation of that series (or class thereof). Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of its outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

                               INVESTMENT POLICIES

        The Trust is an open-end management investment company. The Funds are diversified, as that term is defined in the Investment Company Act of 1940.

        The investment objectives and policies of the Funds are described in the Prospectus. In pursuing its objective, each Fund may employ the investment techniques described in Portfolio Investments and Strategies in this SAI. Each Fund's investment objective is a non-fundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities."1

                      PORTFOLIO INVESTMENTS AND STRATEGIES

Debt Securities

         In pursuing its investment objective, a Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

         Investments in debt securities are limited to those that are within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization or, if unrated, deemed to be of comparable quality by the portfolio managers.

         Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but the portfolio managers will consider that fact in determining whether the Fund should continue to hold the security.

         Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

         When the portfolio managers determine that adverse market or economic conditions exist and consider a temporary defensive position advisable, the Funds may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

Derivatives

         Consistent with its objective, a Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

         Derivatives are most often used to manage investment risk or to create an investment position indirectly because using them is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

         The successful use of Derivatives depends on the portfolio managers' ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

         Each Fund currently intends to invest no more than 5% of its net assets in any type of Derivative other than options, futures contracts, futures options, and forward contracts. (See Options and Futures below.)

         Some mortgage-backed debt securities are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by a Fund on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

         Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") that represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks, and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social, and market factors. If mortgages are pre-paid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by a Fund on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates.

         Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans that finance payments on the securities themselves.

         Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

Convertible Securities

         By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the portfolio managers will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by the Fund are frequently rated investment grade, the Fund may purchase unrated securities or securities rated below investment grade if the securities meet the portfolio managers' other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, the portfolio managers' own investment research and analysis tend to be more important in the purchase of such securities than other factors.

Foreign Securities

         Each Fund invests in foreign securities. Investment in foreign securities may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than investment in securities of domestic issuers. For this purpose, foreign securities do not include American Depositary Receipts (ADRs) or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. A Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depositary, and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. The Fund may also purchase foreign securities in the form of European Depositary Receipts
(EDRs) or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

         With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

         Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being repatriated; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. These risks are greater for emerging markets.

         Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

         Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

         The Funds' foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows a Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held by the Fund. The Funds may not engage in "speculative" currency exchange transactions.

         At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         Synthetic Foreign Money Market Positions. The Funds may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency money market instruments. The result of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the policy that, under normal conditions, the Stein Roe European Thematic Equity Fund will invest at least 65% of total assets in foreign securities.

Eurodollar Instruments

         The Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar future contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Structured Notes

         Structured Notes are Derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and the London Interbank Offered Rate ("LIBOR")), stock indices such as the S&P 500 Index and the price fluctuations of a particular security. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a Fund to tailor its investments to the specific risks and returns the portfolio managers wish to accept while avoiding or reducing certain other risks.

Swaps, Caps, Floors and Collars

         The Funds may enter into swaps and may purchase or sell related caps, floors and collars. A Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities it purchases at a later date. The Funds would use these techniques only as hedges and not as speculative investments and will not sell any interest rate income streams they may be obligated to pay.

         A swap agreement is generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a Fund's exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. A Fund may enter into any form of swap agreement if the portfolio managers determine it is consistent with its investment objective and policies.

         A swap agreement tends to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of the Fund's investments and its net asset value.

         The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by the Fund, it must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services or Moody's Investors Service, Inc. or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the portfolio managers.

         The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and floor that preserves a certain return within a predetermined range of interest rates or values.

         At the time a Fund enters into swap arrangements or purchases or sells caps, floors or collars, liquid assets of the Fund having a value at least as great as the commitment underlying the obligations will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation.

Lending of Portfolio Securities

         Subject to restriction (6) under Investment Restrictions in this SAI, a Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the portfolio managers' judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. The Funds do not currently intend to loan more than 5% of their net assets.

Repurchase Agreements

         A Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to a Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, a Fund could experience both losses and delays in liquidating its collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

         The Funds may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Funds makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the portfolio managers deem it advisable for investment reasons. The Funds may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

         The Funds may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

         At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

Short Sales "Against the Box"

         A Fund may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. A Fund may make short sales of securities only if at all times when a short position is open it owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

         In a short sale against the box, a Fund does not deliver from its portfolio the securities sold. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. The Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. The Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

         Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

         Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which the Funds are able to enter into short sales. There is no limitation on the amount of a Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

Rule 144A Securities

         The Funds may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). That Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The portfolio managers, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the restriction of investing no more than 15% of a Fund's net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the portfolio managers will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the portfolio managers could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the relevant Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. The Funds do not expect to invest as much as 5% of their respective total assets in Rule 144A securities that have not been deemed to be liquid by the portfolio managers.

Line of Credit

         Subject to restriction (6) under Investment Restrictions in this SAI, each Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

Interfund Borrowing and Lending Program

         Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may lend money to and borrow money from other mutual funds advised by Stein Roe. The Funds will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

Portfolio Turnover

         Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses, which must be borne by the relevant Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Options on Securities and Indexes

         The Funds may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. The Funds may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         The Funds will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

         If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

         A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts

         The Funds may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index2 at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

         The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Funds will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         The success of any futures transaction depends on accurate predictions of changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the portfolio managers might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Funds will mark-to-market their open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Risks Associated with Futures

         There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

         If other options, futures contracts, or futures options of types other than those described herein are traded in the future, the Funds may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the relevant Fund's investment objective.

         A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"3 would exceed 5% of the Fund's total assets.

         When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

         A Fund may not maintain open short positions in futures contracts, in call options written on futures contracts or in call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

Taxation of Options and Futures

         If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

         If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

         Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

         If a Fund writes an equity call option4 other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

         For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund:
(1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

         If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

         In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

         The Funds distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments, and shareholders are advised of the nature of the payments.

         The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies

         The Investment Company Act of 1940 (the "1940 Act") provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or
(2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may:
1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;
2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;
3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;
4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the Act;
5. Underwrite securities issued by others only when disposing of portfolio securities;
6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and
7. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

         Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the 1940 Act's diversification requirement, an issuer is the entity whose revenues support the security.

Other Investment Policies

        As non-fundamental investment policies which may be changed without a shareholder vote, each Fund may not:
1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and
3.      Invest more than 15% of its net assets in illiquid assets.

         Notwithstanding the investment policies and restrictions of each Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

         Stein Roe seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to take sensible risks and make intelligent investments it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns as appropriate for the particular client or managed account. Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?
It is important to choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?
If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?
All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type. However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

         In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds.

                            PURCHASES AND REDEMPTIONS

Purchases Through Third Parties

         You may purchase (or redeem) shares through certain broker-dealers, banks, or other intermediaries ("Intermediaries"). The state of Texas has asked that investment companies disclose in their SAIs, as a reminder to any such bank or institution, that it must be registered as a securities dealer in Texas. Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. It is the responsibility of any such Intermediary to establish procedures insuring the prompt transmission to the Trust of any such purchase order. An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as authorized agent or designee of the relevant Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

         Some Intermediaries that maintain nominee accounts with the Funds for their clients for whom they hold Fund shares charge an annual fee of up to 0.35% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. Stein Roe and the Funds' transfer agent share in the expense of these fees, and Stein Roe pays all sales and promotional expenses.

Net Asset Value

         The net asset value of the Funds is determined on days on which the New York Stock Exchange (the "NYSE") is open for regular session trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time. Please refer to Your Account--Determining Share Price in the Prospectus for additional information on how the purchase and redemption price of Fund shares is determined.

General Redemption Policies

         The Trust intends to pay all redemptions in cash. The Trust retains the right, subject to the Rule 18f-1 notice described below, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions. The Trust filed a Notification of Election pursuant to Rule 18f-1 under the Investment Company Act of 1940 with the Securities and Exchange Commission which commits each Fund to pay in cash all requests for redemptions by any shareholder, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.

         The Trust reserves the right to suspend or postpone redemptions of shares during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets not reasonably practicable.

         You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 800-338-2550 if you have any questions about requirements for a redemption before submitting your request. The Trust reserves the right to require a properly completed application before making payment for shares redeemed.

         The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. However, the Trust normally intends to pay proceeds of a Telephone Redemption paid by wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust will delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank.

         Generally, you may not use any Special Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase. The Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate any Privilege or its use in any manner by any person or class.

         Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the relevant Fund and its transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If a Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

         Shares in any account you maintain with a Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss you cause it to sustain (such as loss from an uncollected check or electronic transfer for the purchase of shares, or any liability under the Internal Revenue Code provisions on backup withholding).

         The Trust reserves the right to suspend or terminate, at any time and without prior notice, the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Fund. Therefore, regardless of the number of telephone exchange round-trips made by an investor, the Trust generally will not honor requests for Telephone Exchanges by shareholders identified by the Trust as "market-timers" if the officers of the Trust determine the order not to be in the best interests of the Trust or its shareholders. The Trust generally identifies as a "market-timer" an investor whose investment decisions appear to be based on actual or anticipated near-term changes in the securities markets other than for investment considerations. Moreover, the Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Fund, the Trust expects that it would provide shareholders with prior written notice of any such action unless the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Fund. If the Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

         The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your application. Other Privileges must be specifically elected. A signature guarantee may be required to establish a Privilege after you open your account. If you establish both the Telephone Redemption by Wire Privilege and the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same. The Telephone Redemption by Check Privilege, Telephone Redemption by Wire Privilege, and Special Electronic Transfer Redemptions may not be used to redeem shares held by a tax-sheltered retirement plan sponsored by Stein Roe.

Redemption Privileges

         Exchange Privilege. You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund offered for sale in your state if your signed, properly completed application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the no-load Stein Roe Fund being purchased.

         Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. Generally, you will be limited to four Telephone Exchange round-trips per year and a Fund may refuse requests for Telephone Exchanges in excess of four round-trips (a round-trip being the exchange out of a Fund into another no-load Stein Roe Fund, and then back to the
Fund). In addition, the Trust's general redemption policies apply to redemptions of shares by Telephone Exchange.

         Automatic Exchanges. You may use the Automatic Exchange Privilege to automatically redeem a fixed amount from your Fund account for investment in another no-load Stein Roe Fund account on a regular basis ($50 minimum; $100,000 maximum).

         Telephone Redemption by Wire Privilege. You may use this privilege to redeem shares from your account ($1,000 minimum; no maximum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $7.00 per transaction) will be deducted from the amount wired.

         Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem shares from your account by calling 800-338-2550. Telephone redemptions are limited to a total of $100,000 in a 30-day period. The proceeds will be sent by check to your registered address.

         Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. You may also request electronic transfers at scheduled intervals ("Automatic Redemptions"). A Special Redemption request received by telephone after 4 p.m., Eastern time, is deemed received on the next business day. You may purchase Fund shares directly from your bank account either at regular intervals ("Regular Investments") or upon your request ("Special Investments"). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. You may also have income dividends and capital gains distributions deposited directly into your bank account ("Automatic Dividend Deposits").

         Systematic Withdrawals. You may have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

         Dividend Purchase Option. You may have distributions from one Fund account automatically invested in another no-load Stein Roe Fund account. Before establishing this option, you should obtain and read the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25.

                              TRUSTEES AND OFFICERS

         The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations, the number of portfolios overseen by each Trustee and other directorships they have held during at least the last five years, are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.


                                                                                                     Number of
                              Position    Year First                                                 Portfolios in    Other
                              with        Elected or                                                 Fund Complex     Directorships
   Name, Address              Liberty     Appointed to      Principal Occupation(s)                  Overseen         Held
     And Age                  Funds       Office            During Past Five Years                   By Trustee      --------------

Disinterested Trustees
Douglas A. Hacker (Age 46)    Trustee     1996             President of UAL Loyalty Services         103              None
P.O. Box 66100                                             and Executirve Vice President
Chicago, IL 60666                                          United Airlines (airlines)since
                                                           September, 2001 (formerly Executive
                                                           Vice President from July,
                                                           1999 to
                                                           September,
                                                           2001); Chief
                                                           Financial
                                                           Officer of
                                                           United
                                                           Airlines
                                                           since July,
                                                           1999; Senior
                                                           Vice
                                                           President and
                                                           Chief
                                                           Financial
                                                           Officer of
                                                           UAL, Inc.
                                                           prior
                                                           thereto.

Janet Langford Kelly (Age 44)  Trustee     1996            Executive Vice President-Corporate        103              None
One Kellogg Square                                         Development and Administration,
Battle Creek, MI 49016                                     General Counsel and Secretary,
                                                           Kellogg Company (food manufacturer),
                                                           since September, 1999l
                                                           Senior
                                                           Vice
                                                           President,
                                                           Secretary and
                                                           General
                                                           Counsel, Sara
                                                           Lee Corporation
                                                           (branded,
                                                           packaged,
                                                           consumer-products
                                                           manufacturer)
                                                           prior
                                                           thereto.

Richard W. Lowry (Age 65)      Trustee     2000            Private Investor since August, 1987      105              None
10701 Charleston Drive                                     (formerly Chairman and Chief Executive
Vero Beach, FL 32963                                       Officer, U.S. Plywood Corporation
                                                           (building products manufacturer)).


Salvatore Macera (Age 70)      Trustee     2000            Private Investor since 1981 (formerly    103              None
26 Little Neck Lane                                        Executive Vice President and Director
New Seabury, MA  02649                                     of Itek Corporation (electronics) from
                                                           1975 to 1981).

Charles R. Nelson (Age 59)     Trustee     1981            Van Voorhis Professor, Department of     103              None
Department of Economics                                    Economics, University of Washington
University of Washington                                   since January, 1976; consultant on
Seattle, WA 98195                                          econometric and statistical matters.

John J. Neuhauser (Age 58)     Trustee     2000            Academic Vice President and Dean of      105             Saucony, Inc.
84 College Road                                            Faculties since August, 1999, Boston                     (athletic foot-
Chestnut Hill, MA 02467-3838                               College (formerly Dean, Boston College                   wear; SkillSoft
                                                           School of Management from September,                     Corp. (E-Learn-
                                                           1977 to September, 1999).                                ing).


                                                                                                Number of
                             Position     Year First                                            Portfolios in
                             with         Elected or                                            Fund Complex
  Name, Address              Liberty      Appointed to    Principal Occupation(s)               Overseen                  Other
                                                                                                                    Directorships
  And Age                    Funds        Office          During Past Five Years                By Trustee                Held
  -------                    -----        ------          ----------------------                ----------          -------------
Disinterested Trustees
Thomas E. Stitzel (Age 66)   Trustee      2000            Business Consultant since 1999        103                None
2208 Tawny Woods Place                                    (formerly Professor of Finance
Boise, ID  83706                                          from 1975 to 1999 and Dean from
                                                          1977 to 1991, College of Business,
                                                          Boise State University); Chartered
                                                          Financial Analyst.

Thomas C. Theobald (Age 64)  Trustee      1996            Managing Director, William Blair      103                Xerox Corp.
Suite 1300                                                Capital Partners (private equity                         (business
222 West Adams Street                                     investing) since September, 1994                         products and,
Chicago, IL 60606                                         (formerly Chief Executive Officer                        services).
                                                          and Chairman of the Board of                             Anixter Internat-
                                                          Directors, Continental Bank                              ional (network,
                                                          Corporation).                                            distributor),
                                                                                                                   Jones Lang
                                                                                                                   LaSalle (real
                                                                                                                   estate management
                                                                                                                   services) and
                                                                                                                   MONY Group (life
                                                                                                                   insurance).

Anne-Lee Verville (Age 56)   Trustee     2000            Author and speaker on educational      103                Chairman of the
359 Stickney Hill Road                                   systems needs formerly General                            Board of Direct-
Hopkinton, NH  03229                                     Manager, Global Education Industry                        ors, Enesco Inc.
                                                         from 1994 to 1997, and President,                         Group, Inc. (des-
                                                         Applications Solutions Division,                          igner, importer
                                                         1991 to 1994, IBM Corporation                             and distributor
                                                         (global education and global                              giftware and
                                                         applications)).                                           collectibles).



                                                                                               Number of
                              Position    Year First                                           Portfolios in
                              with        Elected or                                           Fund Complex     Other
  Name, Address               Liberty     Appointed    Principal Occupation(s)                 Overseen         Directorships
  And Age                     Funds       to Office    During Past Five Years                   By Trustee      Held
  -------                     -----      ---------     ----------------------                   ----------      -------------------
Interested Trustees
William E. Mayer* (Age 61)   Trustee      1994         Managing Partner, Park Avenue            105             Lee Enterprises
399 Park Avenue                                        Equity Partners (private equity fund)                    (print and on-line
Suite 3204                                             since February, 1999 (formerly Founding                  media), WR Hambrecht
New York, NY 10022                                     Partner, Development Capital LLC from                    + Co. (financial
                                                       November 1996 to February 1999; Dean                     service provider)and
                                                       and Professor, College of Business,                      Systech Retail
                                                       and Management, University of                            Systems (retail
                                                       Maryland from October, 1992 to                           industry technology
                                                       November, 1996).                                         provider); First
                                                                                                                Health (healthcare)

Joseph R. Palombo* (Age 48)  Trustee      2000          Chief Operating Officer of Columbia     103             None
One Financial Center         and                        Management Group, Inc. ("Columbia
Boston, MA 02111             Chairman                   Management Group") since November,
                             of the                     2001; formerly Chief Operations
                             Board                      Officer of Mutual Funds,
                                                        Liberty Financial Companies,
                                                        Inc. from
                                                        August, 2000
                                                        to November, 2001;
                                                        Executive Vice
                                                        President of
                                                        Stein Roe &
                                                        Farnham
                                                        Incorporated
                                                        (Stein Roe)
                                                        since April,
                                                        1999; Executive
                                                        Vice President and
                                                        Director of
                                                        the Advisor
                                                        since April,
                                                        1999; Executive
                                                        Vice President and
                                                        Chief Administrative
                                                        Officer of
                                                        Liberty Funds
                                                        Group, LLC
                                                        ("LFG") since
                                                        April, 1999;
                                                        Director of
                                                        Stein Roe since
                                                        September, 2000;
                                                        Trustee and Chairman
                                                        of the Board
                                                        of the Stein
                                                        Roe Mutual
                                                        Funds since
                                                        October, 2000; Manager
                                                        of Stein Roe
                                                        Floating Rate
                                                        Limited Liability
                                                        Company since
                                                        October, 2000
                                                        (formerly Vice
                                                        President of
                                                        the Liberty
                                                        Funds from
                                                        April, 1999
                                                        to August, 2000; Chief
                                                        Operating Officer and
                                                        Chief Compliance
                                                        Officer,
                                                        Putnam Mutual
                                                        Funds from
                                                        December, 1993 to
                                                        March, 1999).

* Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co. Mr.
Palombo is an interested person as an employee of an affiliate of Stein Roe.



                                 Position        Year First
                                 With            Elected or
  Name, Address                  Liberty Funds   Appointed to   Principal Occupation(s)
    And Age                                      Office         During Past Five Years

Officers
Keith T. Banks (Age 46)          President       2001           President of the Liberty Funds since November, 2001; Chief
Columbia Management Group, Inc.                                 Investment Officer and Chief Executive Officer of Columbia
590 Madison Avenue, 36th Floor                                  Management Group since August, 2000 (formerly Managing Director and
Mail Stop NY EH 30636A                                          Head of U.S. Equity, J.P. Morgan Investment Management from
New York, NY  10022                                             November, 1996 to August, 2000).

Vicki L. Benjamin (Age 40)       Chief           2001          Chief Accounting Officer of the Liberty Funds and Liberty All-Star
One Financial Center             Accounting                    Funds since June, 2001; Vice President of LFG since April, 2001 ,
Boston, MA 02111                 Officer                       (formerly Vice President, Corporate Audit, State Street Bank and
                                                               Trust Company from May, 1998 to April, 2001; Audit Manager from July,
                                                               1994 to June, 1997; Senior Audit Manager from July, 1997 to May,
                                                               1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton             Treasurer       2000          Treasurer of the Liberty Funds and of the Liberty All-Star Funds
(Age 37)                                                       since December, 2000 (formerly Controller of the Liberty Funds and of
One Financial Center                                           the Liberty All-Star Funds from February, 1998 to October, 2000);
Boston, MA 02111                                               Treasurer of the Stein Roe Funds since, February, 2001 (formerly
                                                               Controller from May, 2000 to February, 2001); Senior Vice President of LFG since January, 2001 (formerly Vice President from April, 2000 to January, 2001; Vice President of Colonial Management Associates,
                                                               Inc. from February, 1998 to October, 2000; Senior Tax Manager,
                                                               Coopers & Lybrand, LLP from April, 1996 to January, 1998).

Michelle G. Azrialy (Age 32)     Controller      2001          Controller of the Liberty Funds and of the Liberty All-Star Funds
One Financial Center                                           since May, 2001; Vice President of LFG since March, 2001 (formerly
Boston, MA 02111                                               Assistant Vice President of Fund Administration from September, 2000 to February, 2001; Compliance Manager of Fund Administration from
                                                               September, 1999 to August, 2000) (formerly Assistant Vice
                                                               President and Assistant Treasurer, Chase Global Fund Services -
                                                               Boston from August, 1996 to September, 1999).

Jean S. Loewenberg (Age 56)      Secretary       2002          Secretary of the Liberty Funds and of the Liberty All-Star Funds
One Financial Center                                           since February, 2002; Senior Vice President and Group Senior Counsel,
Boston, MA 02111                                               Fleet National Bank since November, 1996.


Trustee Positions

         As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, Stein Roe, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

         In determining to approve the most recent annual extension of the Funds' management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from Stein Roe and considered information provided by Stein Roe relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "The Funds' Management" in the Funds' Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by Stein Roe to the Funds were appropriate to fulfill effectively the Stein Roe's duties under the agreement. The Trustees also considered the business reputation of Stein Roe and its financial resources, and concluded that Stein Roe would be able to meet any reasonably foreseeable obligations under the agreement.

         The Trustees received information concerning the investment philosophy and investment process applied by Stein Roe in managing the Funds. See "Global Thematic Equity Fund" and "European Thematic Equity Fund" in the Funds' Prospectus. In this connection, the Trustees considered Stein Roe's in-house research capabilities as well as other resources available to the Stein Roe's personnel, including research services available to Stein Roe as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Stein Roe's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

         The Trustees considered the scope of the services provided by Stein Roe to the Funds under the agreement relative to services provided by third parties to other mutual funds. See "Investment Advisory and Other Services" in this SAI. The Trustees concluded that the scope of Stein Roe's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment objective, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

         The Trustees considered the quality of the services provided by Stein Roe to the Funds. The Trustees evaluated Stein Roe's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of Stein Roe designed to fulfill Stein Roe's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Stein Roe's code of ethics (regulating the personal trading of its officers and employees) (see "Codes of Ethics"), the procedures by which Stein Roe allocates trades among its various investment advisory clients and the record of Stein Roe in these matters. The Trustees also received information concerning standards of Stein Roe with respect to the execution of portfolio transactions. See "Portfolio Transactions" in this SAI.

         The Trustees considered Stein Roe's management of non-advisory services provided by persons other than Stein Roe by reference, among other things, to the Funds' total expenses and the reputation of the Funds' other service providers. See "Global Thematic Equity Fund" and "European Thematic Equity Fund" in the Funds' Prospectus. The Trustees also considered information provided by third parties relating to the Funds' investment performance relative to each Fund's performance benchmark, relative to other similar funds managed by Stein Roe and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Funds' one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Global Thematic Equity Fund"and "European Thematic Equity Fund" in the Funds' Prospectus), as well as factors identified by Stein Roe as contributing to each Fund's performance. See the Funds' most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of Stein Roe's services was sufficient to merit reapproval of the agreement for another year.

         In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to Stein Roe. The Trustees evaluated Stein Roe's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to Stein Roe, but also so-called "fallout benefits" to Stein Roe such as reputational value derived from serving as investment advisor to the Funds and the research services available to Stein Roe by reason of brokerage commissions generated by the Fund's turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in the Fund's Prospectus.

         Based on the foregoing, the Trustees concluded that the fees to be paid Stein Roe under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by Stein Roe.

General

    Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

         Stein Roe or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with Stein Roe. For the fiscal year ended October 31, 2001 and the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:

                                     Aggregate
                                 Compensation from
                                   the Stein Roe           Aggregate
                                  Global Thematic      Compensation from
                                Equity Fund for the      the Stein Roe                            Total Compensation from the
                                 Fiscal Year Ended     European Thematic         Pension or        Funds and the Fund Complex
                                  October 31, 2001    Equity Fund for the   Retirement Benefits     Paid to the Trustees for
                                  ----------------
                                                       Fiscal Year Ended     Accrued as Part of     the Calendar Year Ended
           Trustee                                      October 31, 2001     Fund Expenses (a)       December 31, 2001 (b)
           -------                                      ----------------          ------------       ---------------------
John A. Bacon, Jr. (c)                  N/A                   N/A                   N/A                     $95,000
Robert J. Birnbaum                      N/A                   N/A                   N/A                      25,300
Tom Bleasdale (c)                       N/A                   N/A                   N/A                   103,000 (d)
William W. Boyd (c)                     N/A                   N/A                   N/A                      50,000
Lora S. Collins (c)                     N/A                   N/A                   N/A                      96,000
James E. Grinnell (c)                   N/A                   N/A                   N/A                     100,300
Douglas A. Hacker                       166                   166                   N/A                     109,000
Janet Langford Kelly                    162                   162                   N/A                     107,000
Richard W. Lowry                        170                   170                   N/A                     135,300
Salvatore Macera                        169                   169                   N/A                     110,000
William E. Mayer                        171                   171                   N/A                     132,300
James L. Moody, Jr. (c)                 N/A                   N/A                   N/A                      91,000
Charles R. Nelson                       166                   166                   N/A                     109,000
John J. Neuhauser                       166                   165                   N/A                     132,510
Joseph R. Palombo (e)                   N/A                   N/A                   N/A                       N/A
Thomas Stitzel                          169                   169                   N/A                     109,000
Thomas C. Theobald                      175                   175                   N/A                     112,000
Anne-Lee Verville                      179(f)                178(f)                 N/A                   114,000 (f)

(a) The Funds do not currently provide pension or retirement plan benefits to the Trustees.
(b) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.
(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000, respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation ("FleetBoston") and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. ("LFC") prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.
(d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.Mr. Palombo does not receive compensation because he is an employee of Colonial, an affiliate of Stein Roe. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.
(e) During the fiscal year ended October 31, 2001, Ms. Verville deferred her total compensation of $179 and $178 for the Stein Roe Global Thematic Equity Fund and Stein Roe European Thematic Equity Fund, respectively, of compensation pursuant to the deferred compensation plan. During the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $114,000 pursuant to the deferred compensation plan.

Role of the Board of Trustees

         The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

Audit Committee

         Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended October 31, 2001, the Audit Committee convened six times.

Governance Committee

         Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilties and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended October 31, 2001, the Governance Committee convened one time.

Advisory Fees & Expenses Committee

         Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended October 31, 2001, the Advisory Fees & Expenses Committee convened four times.

Trading Oversight Committee

         Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended October 31, 2001, the Trading Oversight Committee convened two times.

Share Ownership

         The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Fund and
(ii) in all Liberty Funds and Liberty All-Star Funds overseen by the Trustee.

                                     Dollar Range of                               Aggregate Dollar Range of
                                    Equity Securities     Dollar Range of Equity    Equity Securities Owned
                                    Owned in Stein Roe      Securities Owned in     in All Funds Overseen by
                                     Global Thematic        Stein Roe European     Trustee in Liberty Family
                                                                                                      ------
                                       Equity Fund         Thematic Equity Fund             of Funds
                                       -----------                  -----------             --------
        Name of Trustee
Disinterested Trustees
Douglas A. Hacker                          $0                       $0                   Over $100,000
Janet Langford Kelly                       $0                       $0                   Over $100,000
Richard W. Lowry (1)                       $0                       $0                   Over $100,000
Salvatore Macera                           $0                       $0                 $50,000 - 100,000
Charles R. Nelson                          $0                       $0                   Over $100,000
John J. Neuhauser (1)                      $0                       $0                   Over $100,000
Thomas E. Stitzel                          $0                       $0                 $50,000 - 100,000
Thomas C. Theobald                         $0                       $0                   Over $100,000
Anne-Lee Verville                          $0                       $0                   Over $100,000

Interested Trustees
William E. Mayer (1)                       $0                       $0                 $50,000 - 100,000
Joseph R. Palombo                          $0                       $0                    $1 - 10,000

(1)       Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund,
       Inc. (together, the "Liberty All-Star Funds").

                                 CODES OF ETHICS

         The Funds, Stein Roe, Nordea Investment Management North America, Inc. (Nordea), the Funds' sub-advisor, and the Distributor have adopted codes of ethics pursuant to the requirements of the 1940 Act. The codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

                              FINANCIAL STATEMENTS

         Please refer to the October 31, 2001 Financial Statements (statement of assets and liabilities and schedule of investments as of October 31, 2001 and the statement of operations, changes in net assets, financial highlights, and notes thereto) and the report of independent auditors contained in the Funds' October 31, 2001 Annual Reports. The Financial Statements and the report of independent auditors are incorporated herein by reference. Annual Reports may be obtained at no charge by telephoning 800-338-2550.

                             PRINCIPAL SHAREHOLDERS

         As of January 31, 2001, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of each Fund.

         As of January 31, 2001, the only persons known by the Trust to own of record or "beneficially" 5% or more of the then outstanding shares of the Funds within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:

Stein Roe Global Thematic Equity Fund
                                                      Approximate Percentage of
                 Name and Address                      Outstanding Shares Held

National Financial Services LLC                                6.28%
For the Exclusive Benefit of our Customers
200 Liberty Street
1 World Financial Center
ATTN Mutual Fund Dpt Fl 5
New York, NY  10281-1003

Stein Roe & Farnham Incorporated                              71.57%
C/O Pam Lyons
One Financial Center
13th Floor
Boston, MA  02111



Stein Roe European Thematic Equity Fund
                                                      Approximate Percentage of
                 Name and Address                      Outstanding Shares Held

Stein Roe & Farnham Incorporated                              95.24%
C/O Pam Lyons
One Financial Center
13th Floor
Boston, MA  02111


                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

         Stein Roe provides investment management services to the Funds. Stein Roe is a wholly owned subsidiary of Liberty Funds Group LLC, which is a wholly owned subsidiary of Columbia Management Group, Inc., a U.S. financial holding company, which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, MA 02110. As of December 31, 2001, Stein Roe managed over $16.27 billion in assets.

     The directors of Stein Roe are Keith T. Banks, Roger Sayler and Joseph R. Palombo. The positions held by Messrs. Banks and Palombo are listed above. Mr. Sayler is a Managing Director of Fleet Asset Management. The business address of Messrs. Banks and Sayler is 590 Madison Avenue, 36th Floor, Mail Stop NYEH30636A, New York, NY 10022. The business address of Mr. Palombo is One Financial Center, Boston, MA 02111.

         Stein Roe CounselorSM is a professional investment advisory service offered by Stein Roe to Fund shareholders. Stein Roe CounselorSM is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial goals and objectives in response to a questionnaire, Stein Roe's investment professionals create customized portfolio recommendations. Shareholders participating in Stein Roe CounselorSM are free to self direct their investments while considering Stein Roe's recommendations. In addition to reviewing shareholders' goals and objectives periodically and updating portfolio recommendations to reflect any changes, Stein Roe provides shareholders participating in these programs with dedicated representatives. Other distinctive services include specially designed account statements with portfolio performance and transaction data, asset allocation planning tools, newsletters, customized website content, and regular investment, economic and market updates. A $50,000 minimum investment is required to participate in the program.

         In return for its services, Stein Roe is entitled to receive a monthly administrative fee and a monthly management fee from the Funds. The table below shows the annual rates of such fees as a percentage of average net assets (shown in thousands), gross fees paid for the period ended October 31, 2001, and any expense reimbursements by Stein Roe:

                                                                  Current Rates
                                                                   (as a % of     Fees Paid for the
                                                                   average net       Period Ended
                 Funds                            Type               assets)       October 31, 2001
                 -----                            ----               -------               --------
Stein Roe Global Thematic Equity Fund    Management Fee               0.85%              $11

                                         Administrative Fee           0.15%               $2
                                         Reimbursement                                  $(72)
Stein Roe European Thematic Equity Fund  Management Fee               0.85%               $9
                                         Administrative Fee           0.15%               $2
                                         Reimbursement                                  $(62)

* From the Fund's inception, 1/2/01.

         Stein Roe provides office space and executive and other personnel to the Fund, and bears any sales or promotional expenses. The Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

         The administrative agreement provides that Stein Roe shall reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to Stein Roe, but excluding taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of the Fund are being offered for sale to the public; provided, however, Stein Roe is not required to reimburse the Fund an amount in excess of fees paid by the Fund under that agreement for such year. In addition, in the interest of further limiting expenses, Stein Roe may waive its fees and/or absorb certain expenses for the Fund. Any such reimbursement will enhance the yield of the Fund.

         The management agreement provides that neither Stein Roe, nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Trust for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

         Any expenses that are attributable solely to the organization, operation, or business of a series of the Trust are paid solely out of the assets of that series. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such manner as Stein Roe determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

Investment Subadvisor

         Nordea, which is located at 13-15 West 54th Street, New York, NY 10019, serves as the investment subadvisor for the Funds and manages the day-to-day investment operations of the Funds. Stein Roe pays Nordea a subadvisory fee equal to 0.60% of the average daily net asset value of each Fund. Nordea, a registered investment advisor since 2001, replaced Nordea Securities, Inc. (NSI) as the investment subadvisor for the Funds effective January 1, 2002. Nordea is an indirect, wholly owned subsidiary of Nordea AB (formerly Nordic Baltic Holding Group), one of Scandinavia's leading financial institutions. As part of an internal reorganization, Nordea AB created Nordea to assume the investment management business of NSI. Nordea manages and operates its investment management business in substantially the same manner as NSI managed and operated its investment management business. The same personnel who performed investment management functions for the Funds at NSI continue to perform those functions on behalf of Nordea. Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a subadvisory basis. As of January 31, 2002, Nordea managed assets totalling $28.3 billion. The principal executive offices of Nordea AB are located at Hamngatan 10, SE-105 71 Stockholm, Sweden.

         Under each of the subadvisory agreements with Stein Roe and the Trust, on behalf of the Funds, Nordea, under the supervision of the Board of Trustees of the Funds and Stein Roe, manages the investment of the assets of the Fund in accordance with the investment objectives, policies and limitations of the Fund; places purchase and sale orders for portfolio transactions for the Fund; evaluates such economic, statistical and financial information and undertakes such investment research as it shall deem advisable; employs professional portfolio managers to provide research services to the Fund; and reports results to the Board of Trustees. For the services rendered by Nordea under the subadvisory agreement, Stein Roe pays Nordea a monthly fee at the annual rate of 0.60% of the average daily net asset value of each Fund. Any liability of Nordea to the Trust, the Funds and/or Fund shareholders is limited to situations involving Nordea's own willful misfeasance, bad faith or gross negligence in the performance of its duties. In addition to the services provided by Nordea to the Funds, Nordea also provides subadvisory and other services and facilities to other investment companies.

Bookkeeping and Accounting Agreement

         Stein Roe is responsible for providing accounting and bookkeeping services to the Funds pursuant to an accounting and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), Stein Roe has delegated those functions to State Street Bank and Trust Company (State Street). Stein Roe pays fees to State Street under the Outsourcing Agreement.

         Under its accounting and bookkeeping agreement with the Funds, Stein Roe receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

o                 An annual flat fee of $10,000, paid monthly; and
o in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund that is determined by the following formula:

           [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

         The Funds reimburse Stein Roe for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

                                   DISTRIBUTOR

         Fund shares are distributed by Liberty Funds Distributor, Inc. ("Distributor"), One Financial Center, Boston, MA 02111, under a Distribution Agreement. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of FleetBoston. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

         As agent, the Distributor offers shares of the Funds to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or "12b-1" payment is paid by the Funds. The Distributor offers the Funds' shares only on a best-efforts basis.

                                 TRANSFER AGENT

         Liberty Funds Services Inc. ("LFSI"), One Financial Center, Boston, MA 02111, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. For performing these services, LFS receives a fee based on the following:

o An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
o An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
o A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus
o A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of each Fund for such month; plus
o Each Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. ("DST") under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

                                    CUSTODIAN

         State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, MA 02101, is the custodian for the Trust. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.

         Portfolio securities purchased in the United States are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the United States are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

         The Board of Trustees reviews, at least annually, whether it is in the best interests of the Funds and their shareholders to maintain assets in each of the countries in which the Funds invest with particular foreign sub-custodians in such countries, pursuant to contracts between such respective foreign sub-custodians and the Bank. The review includes an assessment of the risks of holding assets in any such country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of each such foreign sub-custodian, and the impact of local laws on each such custody arrangement. The Board of Trustees is aided in its review by the Bank, which has assembled the network of foreign sub-custodians, as well as by Stein Roe and counsel. However, with respect to foreign sub-custodians, there can be no assurance that the Funds and the value of their shares will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over or enforcing judgments against the foreign sub-custodians, or application of foreign law to the foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

         The Funds may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.

                              INDEPENDENT AUDITORS

         The independent auditors for the Funds are Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116. The independent auditors audit and report on the annual financial statements, review certain regulatory reports and the federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectus has been so included, in reliance upon the report of Ernst & Young LLP given on the authority of said firm as experts in accounting and auditing.

                             PORTFOLIO TRANSACTIONS

         Transactions on stock exchanges and other agency transactions for the accounts of the Funds involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission, markup or markdown. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         In addition to selecting portfolio investments for the Funds, Nordea selects brokers or dealers to execute securities purchases and sales for the Funds' accounts. Nordea selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Nordea uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and evaluates the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

         Nordea's receipt of research services from brokers may sometimes be a factor in its selection of a broker that it believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is in many cases not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Nordea's expenses. Such services may be used by Nordea in managing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, purchases of shares of a Fund by customers of broker-dealers may be considered as a factor in the selection of broker-dealers to execute the Funds' securities transactions.

         Nordea may cause a Fund to pay a broker-dealer that provides brokerage and research services to Nordea an amount of commission for effecting a securities transaction for that Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Nordea must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Nordea's overall responsibilities to the Fund and its other clients. Nordea's authority to cause a Fund to pay greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

         Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Nordea, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

         The table below shows information on brokerage commissions (in thousands) paid by the Funds for the period ended October 31, 2001:


                                           Stein Roe Global Thematic Equity Fund
                                                   Period ended October 31,
                                                            2001

Total commissions                                           $3
Directed transactions                                      None
Commissions on directed transactions                       N/A

                                         Stein Roe European Thematic Equity Fund
                                                   Period ended October 31,
                                                            2001

Total commissions                                           $4
Directed transactions                                      None
Commissions on directed transactions                       N/A


                      ADDITIONAL INCOME TAX CONSIDERATIONS

         Each Fund intends to qualify under Subchapter M of the Internal Revenue Code and to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders.

         Because dividend and capital gains distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

         Each Fund expects that less than 100% of its dividends will qualify for the deduction for dividends received by corporate shareholders.

         Each Fund may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of a Fund's total assets at the close of any fiscal year consist of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit may be required to treat a portion of dividends received from a Fund as separate category income for purposes of computing the limitations on the foreign tax credit available to such shareholders. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, each Fund will notify shareholders of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country, if the Fund qualifies to pass along such credit.

         Passive Foreign Investment Companies. Each Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of Fund expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

         In accordance with tax regulations, each Fund intends to treat PFICs as sold on the last day of their fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which it will be required to distribute even though it has not sold the security and received cash to pay such distributions.

                             INVESTMENT PERFORMANCE

         Either Fund may quote certain total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

         Average Annual Total Return is computed as follows:  ERV  =  P(1+T)n

       Where:      P       =   a hypothetical initial payment of $1,000
                   T       =   average annual total return
                   n       =   number of years
                   ERV     =   ending  redeemable  value of a  hypothetical
                               $1,000 payment made at the beginning of the period at the end of the period (or fractional portion).

Total return performance as of October 31, 2001, was as follows:

                                                 Life of Fund (%)*
                                                 -------------

Stein Roe Global Thematic Equity Fund
    Return Before Taxes
    Return After Taxes on                             (23.20)
       Distributions
    Return After Taxes on                             (23.20)
       Distributions and Sale
       of Fund Shares
                                                      (14.13)

Stein Roe European Thematic Equity Fund
    Return Before Taxes
    Return After Taxes on                             (26.72)
       Distributions
    Return After Taxes on                             (26.72)
       Distributions and Sale
       of Fund Shares
                                                      (16.27)

*Commencement of operations on 1/2/01

         Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

         Each Fund may note its mention or recognition in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Funds include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Atlantic Monthly
Associated PressBarron's
Bloomberg
Boston Globe
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
CNN
Crain's Chicago Business Consumer Reports Consumer Digest Dow Jones Investment Advisor Dow Jones Newswire Fee Advisor Financial Planning Financial World Forbes Fortune Fund Action Fund Marketing Alert Gourmet Individual Investor Investment Dealers' Digest Investment News Investor's Business Daily
Kiplinger's Personal Finance Magazine Knight-Ridder Lipper Analytical Services Los Angeles Times Louis Rukeyser's Wall Street Money Money on Line Morningstar Mutual Fund Market News Mutual Fund News Service Mutual Funds Magazine Newsday Newsweek New York Daily News The New York Times No-Load Fund Investor Pension World Pensions and Investment Personal Investor Physicians Financial News Jane Bryant Quinn (syndicated column) Reuters The San Francisco Chronicle Securities Industry Daily Smart Money Smithsonian Strategic Insight Street.com Time Travel & Leisure USA Today U.S. News & World Report Value Line The Wall Street Journal The Washington Post Working Women Worth Your Money

         In advertising and sales literature, each Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of each Fund. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate. Each Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation. Each Fund's performance may be compared to the following indexes or averages:

Dow-Jones Industrial Average             New York Stock Exchange Composite Index
Standard & Poor's 500 Stock Index        American Stock Exchange Composite Index
Standard & Poor's 400 Industrials        Nasdaq Composite
Russell 2000 Index                       Nasdaq Industrials
Wilshire 5000
   (These indexes are widely                (These indexes generally reflect the
   recognized indicators of general         performance of stocks traded in the
   U.S. stock market results.)              indicated markets.)

         In addition, each Fund may compare its performance to the indicated benchmarks:

Lipper Equity Fund Average
Lipper General Equity Fund Average
Lipper International & Global Funds Average
Lipper International Fund Index
Morningstar All Equity Funds Average
Morningstar Equity Fund Average
Morningstar General Equity Average*
Morningstar Hybrid Fund Average
Morningstar U.S. Diversified Average
                           -------------
                           * Includes Morningstar Aggressive Growth, Growth,
Balanced, Equity Income, and Growth and Income Averages.

         The Lipper International Fund Index reflects the net asset value weighted return of the ten largest international funds. The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, the Fund may compare its performance or ranking with those of other funds in the newly assigned category, as published by the service.

         A Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from its load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

         Of course, past performance is not indicative of future results.

         To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

                                     Common stocks
                                     Small company stocks
                                     Long-term corporate bonds
                                     Long-term government bonds
                                     Intermediate-term government bonds
                                     U.S. Treasury bills
                                     Consumer Price Index

       The Funds may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on January 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

                 Tax-Deferred Investment vs. Taxable Investment

Interest Rate              6%            8%          10%           6%            8%           10%
     Compounding
        Years                 Tax-Deferred Investment                    Taxable Investment
        -----                 -----------------------                    ------------------
         30                $124,992     $171,554     $242,340      $109,197     $135,346      $168,852
         25                  90,053      115,177      150,484        82,067       97,780       117,014
         20                  62,943       75,543       91,947        59,362       68,109        78,351
         15                  41,684       47,304       54,099        40,358       44,675        49,514
         10                  24,797       26,820       29,098        24,453       26,165        28,006
          5                  11,178       11,613       12,072        11,141       11,546        11,965
          1                   2,072        2,096        2,121         2,072        2,096         2,121


         Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share. Like any investment strategy, dollar cost averaging cannot guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

         From time to time, a Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe CounselorSM and the Stein Roe Personal CounselorSM programs and asset allocation and other investment strategies.

                                APPENDIX--RATINGS

RATINGS IN GENERAL

         A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Stein Roe believes that the quality of debt securities invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

         The following is a description of the characteristics of ratings of corporate debt securities used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").

RATINGS BY MOODY'S

Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
                                                        -----------------------



--------
1 A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.
2 A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.
3 A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. 4 An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).